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                                                                    Exhibit 1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") of Allied Capital Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, William
L. Walton, the Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                   /s/ William L. Walton
                                                   ---------------------------
                                                   Name: William L. Walton
                                                   Date: March 28, 2003









This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to Allied Capital Corporation and will be retained by Allied Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.